UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS

(Exact name of registrant as specified in charter)

1150 Silverado Street, #223, La Jolla, CA            92037

(Address of principal executive offices)

              (Zip code)

Arthur Q. Johnson

Mundoval Funds

1150 Silverado Street, #223, La Jolla, CA 92037

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: August 31

Date of reporting period: February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Mundoval Fund

SEMI-ANNUAL REPORT

February 28, 2006

Mundoval Fund

Semi-Annual Report

February 28, 2006

Fellow Shareholders,

The Mundoval Fund generated a 14.72% annualized rate of return for the period since inception on September 3, 2004 through February 28, 2006, compared with an 18.98% annualized rate of return for the MSCI World Index for the same period. For the one year period ending February 28, 2006, the Mundoval Fund returned 13.30% versus 13.25% for the MSCI World Index.

With more than 246 million mobile subscribers, China Mobile Ltd. is the world's largest all-digital mobile network operating nationwide telecommunications services in 31 provinces in Mainland China. The company maintains a market share of more than 60% and domestic network coverage of 99% of the cities and towns within its service areas. We believe the company has a sustainable competitive advantage over its peers due to its extensive economies of scale, superior mobile telecommunications networks, a widely recognized brand name and logo by consumers and substantial financial resources.

With more than $1.5 trillion in assets and 446 locations in more than 49 countries world-wide, Mitsubishi UFJ Financial Group Inc. (MTU) is the world's sixth largest financial institution as ranked by market capitalization. The Japanese business is a holding company for a commercial bank, a trust bank, and a securities firm. MTU recently announced an integration strategy that will reduce staff by 6,000 employees, reassign approximately 4,000 employees and consolidate approximately 170 retail and 100 corporate branches in Japan by the end of fiscal year 2009. MTU was purchased in 2005 at a cost that we believe provided an attractive margin of safety relative to its intrinsic value.

With 150 years of business experience, providing a wide array of banking, insurance and asset management services in over 50 countries, ING Group is one of the world's largest financial institutions with 500 billion euros under management. ING focuses on six business lines: Insurance in the Americas, Europe and Asia/Pacific; wholesale banking, retail banking and ING Direct (direct retail banking). ING's three key growth engines: ING Direct, retirement services and life insurance in developing markets helped the company generate earnings growth of 25% in 2005.

The Mundoval Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices that we believe are less than their intrinsic values. Our scope is global as we seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued support & confidence.

Sincerely,

Arthur Q. Johnson, CFA

Portfolio Manager

2006 Semi-Annual Report  1

Mundoval Fund  (Unaudited)

MUNDOVAL FUND

by Industry Sectors (as a percentage of Net Assets)

PERFORMANCE INFORMATION (Unaudited)

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED FEBRUARY 28, 2006.

February 28, 2006 NAV $12.18

   Since

       1Year(A)

Inception(A)

Mundoval Fund                                                       13.30%                     14.72%

MSCI World Index(B)                                                                   13.25%                    18.98%

(A) Total return includes change in share prices and includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2006 Semi-Annual Report  2

Availability of Quarterly Schedule of Investments  (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

A.Q. Johnson & Co., Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.mundoval.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-800-595-2877). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses  with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on August 31, 2005 and held through February 28, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. To compare the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                         Expenses Paid

                                                                    Beginning                    Ending                           During the Period*

                                                                Account Value           Account Value                    August 31, 2005 to

                                                               August 31, 2005       February 28, 2006                   February 28, 2006

Actual                                   $1,000.00                  $1,110.22                                   $7.85

Hypothetical                          $1,000.00                  $1,017.36                                    $7.50

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50% for the period of

                             August 31, 2005 to February 28, 2006, multiplied by  the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2006 Semi-Annual Report  3

Mundoval Fund

		Schedule of Investments
		February 28, 2006 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Cement, Hydraulic
4,000	Cemex SA de CV **	$ 247,040	3.66%

Commercial Banks, NEC
5,000	Citigroup Inc.	231,850
17,500	Mitsubishi Tokyo Financial Group Inc. * **	260,750
		492,600	7.31%

Computer Communications Equipment
12,000	Cisco Systems Inc. *	242,880	3.60%

Crude Petroleum & Natural Gas
2,700	CNOOC Ltd. **	223,776	3.32%

Electronic Computers
7,500	Dell Inc. *	217,500	3.23%

Electronic Connectors
8,100	Tyco International Ltd. **	208,899	3.10%

Finance Services
5,500	First Data Corp.	248,215	3.68%

Fire, Marine & Casualty Insurance
3,500	American International Group Inc.	232,260	3.44%

Food and Kindred Products
3,000	Altria Group Inc.	215,700
2,900	Nestle SA * **	213,730
5,000	Unilever plc **	228,525
		657,955	9.76%

Insurance Agents, Brokers & Service
6,000	Marsh & McLennan Companies, Inc.	185,460	2.75%

Life Insurance
7,700	ING Groep NV * **	289,443	4.29%

Malt Beverages
5,500	Anheuser-Busch Companies Inc.	228,470	3.39%

Newspapers: Publishing or Publishing & Printing
14,500	News Corporation *	248,675	3.69%

Perfumes, Cosmetics & Other Toilet Preparations
4,000	Colgate-Palmolive Co.	217,920	3.23%

Pharmaceutical Preparations
7,500	Merck & Co. Inc.	261,450
11,000	Pfizer Inc.	288,090
		549,540	8.15%

Photographic Equipment & Supplies
4,000	Canon Inc. **	249,920
8,500	Eastman Kodak Co.	238,425
		488,345	7.24%

Radiotelephone Communications
10,000	Telefonos de Mexico SA de CV **	223,900	3.32%

Rubber & Plastics Footwear
2,500	Nike Inc. Cl B	216,950	3.22%

Semiconductors & Related Devices
25,500	Taiwan Semiconductor Manufacturing Co. Ltd.**	248,115
7,000	Intel Corp.	144,200
		392,315	5.82%

Services-Medical Laboratories
2,100	Laboratory Corp. of America Holdings *	122,031	1.81%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
4,200	Procter & Gamble Co.	251,706	3.73%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  4

Mundoval Fund

	Schedule of Investments
	February 28, 2006 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Telephone Communications
9,000	China Mobile Hong Kong Ltd. **	218,070	3.23%

Wholesale-Drugs, Proprietaries
2,800	Cardinal Health Inc.	203,280	3.02%

Total for Common Stock (Cost - $ 5,712,275)		$ 6,607,230	97.99%

Cash Equivalents
189,228	First American Treasury Obligation Fund Cl Y 4.09% ***	189,228	2.81%
	(Cost - $189,228)

	Total Investments	6,796,458	100.80%
	(Cost - $5,901,503)

	Liabilities in excess of Other Assets	(54,243)	-0.80%

	Net Assets	$ 6,742,215	100.00%

**ADR - American Depository Receipt.

***Variable Rate Security; The Yield Rate shown represents

the rate at February 28, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  5

Mundoval Fund

Statement of Assets and Liabilities
February 28, 2006 (Unaudited)

Assets:
Investment Securities at Market Value	$ 6,796,458
(Cost - $5,901,503)
Dividend Receivable	4,125
Interest Receivable	641
Total Assets	6,801,224
Liabilities:
Payable to Adviser	7,689
Payable for Securities Purchased	51,320
Total Liabilities	59,009
Net Assets	$ 6,742,215

Net Assets Consist of:
Capital Paid In	$ 5,784,129
Accumulated Net Investment Income	(5,897)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	69,028
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	894,955
Net Assets, for 553,608 Shares Outstanding	$ 6,742,215
(No par value, unlimited shares authorized)
Net Asset Value and Redemption Price
Per Share ($6,742,215/553,608 shares)	$ 12.18

Statement of Operations
For the six months ended February 28, 2006 (Unaudited)

Investment Income:
Dividends	$ 43,602
Interest	4,734
Total Investment Income	48,336
Expenses:
Investment Advisor Fees	44,240
Total Expenses	44,240

Net Investment Income	4,096

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	78,655
Change in Unrealized Appreciation on Investments	570,288
Net Realized and Unrealized Gain on Investments	648,943

Net Increase in Net Assets from Operations	$ 653,039

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  6

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	9/1/2005		9/3/2004*
	to		to
	2/28/2006		8/31/2005
From Operations:
Net Investment Income	$ 4,096		$ 33,413
Net Realized Gain (Loss) on Investments	78,655		(9,627)
Change in Net Unrealized Appreciation	570,288		324,667
Increase in Net Assets from Operations	653,039		348,453
From Distributions to Shareholders:
Net Investment Income	(41,609)		(1,797)
Net Realized Gain from Security Transactions	-		-
Change in Net Assets from Distributions	(41,609)		(1,797)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,349,926		4,353,224
Shares Issued on Reinvestment of Dividends	11,899		281
Cost of Shares Redeemed	(31,145)		(56)
Net Increase from Shareholder Activity	1,330,680		4,353,449

Net Increase in Net Assets	1,942,110		4,700,105

Net Assets at Beginning of Period	4,800,105		100,000
Net Assets at End of Period
(Including Accumulated Undistributed Net Investment	$ 6,742,215		$ 4,800,105
Income of ($5,897) and $31,616, respectively)

Share Transactions:
Issued	120,638		424,584
Reinvested	1,003		26
Redeemed	(2,638)		(5)
Net Increase in Shares	119,003		424,605
Shares Outstanding Beginning of Period	434,605		10,000
Shares Outstanding End of Period	553,608		434,605

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	9/1/2005		9/3/2004*
	to		to
	2/28/2006		8/31/2005
Net Asset Value -
Beginning of Period	$ 11.04		$ 10.00
Net Investment Income *****	0.01		0.10
Net Gains on Securities
(realized and unrealized)	1.21		0.95
Total from Investment Operations	1.22		1.05

Distributions (From Net Investment Income)	(0.08)		(0.01)
Distributions (From Realized Capital Gains)	-		-
Total Distributions	(0.08)		(0.01)

Net Asset Value -
End of Period	$ 12.18		$ 11.04
Total Return ****	11.04%	***	10.46%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,742		4,800
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	**
Ratio of Net Investment Income to Average Net Assets	0.14%	**	0.97%	**
Portfolio Turnover Rate	11.22%	**	14.94%	**

* Commencement of operations.
** Annualized.
*** Not Annualized.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
***** Per share amounts were calculated using the average shares method.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  7

NOTES TO FINANCIAL STATEMENTS

MUNDOVAL FUND

(UNAUDITED)

February 28, 2006

1.) ORGANIZATION

Mundoval Fund (the "Fund") is a non-diversified series of the Mundoval Funds (the "Trust"), an open-end management investment company.  The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  The Fund commenced operations on September 3, 2004.  The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation of the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement (the “Management Agreement”) with A.Q. Johnson & Co., Inc. (the “Adviser”).  Under the terms of the Management Agreement the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The

2006 Semi-Annual Report  8

Notes to the Financial Statements  (Unaudited) - continued

Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.  As a result of the above calculation, for the six month period ended February 28, 2006 the Adviser earned management fees totaling $44,240, of which $7,689 was payable to the Adviser as of February 28, 2006.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

4.) RELATED PARTY TRANSACTIONS

The Fund has also entered into an agreement with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Trust. MSS is paid by the Adviser for fund accounting and transfer agency services provided to the Fund.

The Trustees who are not interested persons of the Fund were paid $500 each in Trustees fees by the Adviser for the six month period ended February 28, 2006. Under the Management Agreement, the Adviser pays these fees.

5.) INVESTMENTS

For the six month period ended February 28, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,648,198 and $320,457 respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at February 28, 2006 was $5,901,503.  At February 28, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation

(Depreciation)

Net Appreciation (Depreciation)

 $1,052,015

   ($157,060)

                                           $894,955

6.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2006, Arthur Q. Johnson held, in aggregate, 71.70% of the Fund. Arthur Q. Johnson is a trustee for the Fund and is also associated with A. Q. Johnson & Co., Inc., which is the investment adviser for the Fund.

7.) CAPITAL SHARES

At February 28, 2006 an unlimited number of shares of beneficial interest were authorized.  553,608 shares were issued and outstanding and paid in capital was $5,784,129.

8.) DISTRIBUTION TO SHAREHOLDERS

There was a dividend of $0.0768 per share paid on December 28, 2005 from net investment income.

The tax character of distributions paid during the periods shown below were as follows:

Distributions paid from:

                                   9/1/05 to 2/28/06           9/3/04 to 8/31/05

Ordinary Income .                                     $   41,609                     $      1,797

Short-Term Capital Gain                                       -0-                                 -0-

Long-Term Capital Gain                                        -0-                                 -0-

                                                               $   41,609                     $      1,797

2006 Semi-Annual Report  9

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2006 Semi-Annual Report  10

Board of Trustees

William W. Eigner

Arthur Q. Johnson

David B. Marino

Greg S. Young

Investment Adviser

A.Q. Johnson & Co., Inc.

1150 Silverado Street, #223

La Jolla, CA 92037

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Auditors

Cohen McCurdy Ltd.

826 Westpoint Pkwy., Suite 1100

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Mundoval Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By : /s/ Arthur Q. Johnson

Arthur Q. Johnson

President

Date:                  5/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Arthur Q. Johnson

Arthur Q. Johnson

President

Date:                  5/8/06

By : /s/ Arthur Q. Johnson

Arthur Q. Johnson

Chief Financial Officer

Date:                  5/8/06